                                                       1933 Act File No. 2-64536
                                                      1940 Act File No. 811-2924

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/

                    Pre-Effective Amendment No.                         / /

                    Post-Effective Amendment No. 34                     /X/

                              and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT            /X/
                                OF 1940

                            Amendment No. 33                            /X/

                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.
                  ---------------------------------------------
                Exact Name of Registrant as Specified in Charter

              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (201) 395-2000
                  --------------------------------------------

           Christina T. Simmons, Vice President & Assistant Secretary
              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ /      immediately on filing pursuant to paragraph (b)

/X/      on October 28, 2005 pursuant to paragraph (b)

/ /      60 days after filing pursuant to paragraph (a) (1)

/ /      on (date) pursuant to paragraph (a) (1)

/ /      75 days after filing pursuant to paragraph (a) (2)

/ /      on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

[LORD ABBETT LOGO]


LORD ABBETT                                                          NOVEMBER 1,

U.S. GOVERNMENT &                                                       2005
  GOVERNMENT SPONSORED
  ENTERPRISES MONEY
  MARKET FUND


                                                                      PROSPECTUS


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                             PAGE
                              THE FUND

            What you should know   Goal                                       2
                  about the Fund   Principal Strategy                         2
                                   Main Risks                                 3
                                   Performance                                4
                                   Fees and Expenses                          5
                                   Additional Investment Information          7
                                   Management                                 7

                             YOUR INVESTMENT

   Information for managing your   Purchases                                  9
                    Fund account   Sales Compensation                         14
                                   Opening Your Account                       18
                                   Redemptions                                21
                                   Distributions and Taxes                    22
                                   Services For Fund Investors                24

                        FINANCIAL INFORMATION

                                   Financial Highlights                       26

                       ADDITIONAL INFORMATION

How to learn more about the Fund   Back Cover
     and other Lord Abbett Funds

                                    THE FUND

GOAL

     The investment objective of the Fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. These securities are commonly known as money market instruments.

PRINCIPAL STRATEGY

     The Fund is a money market fund that attempts to manage its portfolio to maintain a stable share price of $1.00 in accordance with strict rules of the Securities and Exchange Commission ("SEC"). The Fund normally invests all of its assets in:


     - securities issued or guaranteed by the U.S. Government, including Treasury bills, notes, bonds and certificates of indebtedness,

     - securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks and Federal Agricultural Mortgage Corporation (collectively, "government sponsored enterprises"), and


     -  repurchase agreements involving these securities.

     In selecting investments, the Fund focuses on securities that appear to offer the best relative value.

     Although the Fund does not currently intend to do so, the Fund may invest up to 20% of its assets in other money market instruments such as certificates of deposit, bankers' acceptances, commercial paper, and other short-term corporate debt securities.

[SIDENOTE]


WE OR THE FUND OR U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND refers to Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund.


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MAIN RISKS

     The Fund's yield may vary in response to changes in interest rates and other market factors.

     The Fund generally invests a substantial portion of its assets in securities issued by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks and Federal Agricultural Mortgage Corporation. There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors.

               U.S. GOVERNMENT & GOVERNMENT SPONSORED  Symbols:  Class A - LACXX
                        ENTERPRISES MONEY MARKET FUND            Class B - LABXX
                                                                 Class C - LCCXX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. Performance for the Fund's other share classes will vary due to the different expenses each class bears.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

95      +5.2%
96      +4.7%
97      +4.7%
98      +4.6%
99      +4.4%
2000    +5.5%
2001    +3.2%
2002    +0.9%
2003    +0.3%
2004    +0.5%

BEST QUARTER 4th Q '00    +1.4%
WORST QUARTER 3rd Q '03   +0.1%

The Fund's Class A shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 1.65%.

================================================================================

     For the Fund's current 7-day yield, call toll-free 1-800-426-1130. The table below shows the Fund's Class A, B, and C performance over time.

================================================================================


AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004



                                                                                        LIFE OF
SHARE CLASS                                            1 YEAR    5 YEARS    10 YEARS    FUND(1)
Class A Shares                                          0.48%     2.03%       3.36%        --
Class B Shares                                          0.22%     1.55%         --       2.35%
Class C Shares                                          0.48%     2.03%         --       3.07%
Lipper U.S. Government
 Money Market Funds
 Average(2)                                             0.63%     2.27%       3.62%      3.33%(3)
 (reflects no deduction of
 fees, expenses or taxes)                                                                3.33%(4)


(1) The Fund's Class B and Class C shares start of performance dates were August 1, 1996 and July 15, 1996, respectively.

(2) The performance of the Lipper Average is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 7/31/96 to 12/31/04, to correspond with Class B period shown.
(4) Represents total returns for the period 7/31/96 to 12/31/04, to correspond with Class C period shown.

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                 CLASS A      CLASS B(1)   CLASS C
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                         none          none       none
Maximum Deferred Sales Charge
(see "Purchases")(2)                                                               none(3)       5.00%      1.00%(4)
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                                 0.49%         0.49%      0.49%
Distribution and Service (12b-1) Fees(5)                                           none          0.75%      none
Other Expenses                                                                     0.45%         0.45%      0.45%
Total Operating Expenses                                                           0.94%         1.69%      0.94%
Expense Reimbursement(6)                                                           0.24%         0.24%      0.24%
Net Expenses(6)                                                                    0.70%         1.45%      0.70%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) For the year ending June 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.70% of average daily net assets for Class A shares, 1.45% of average daily net assets for Class B shares, and 0.70% of average daily net assets for Class C shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                          1 YEAR      3 YEARS     5 YEARS    10 YEARS
Class A Shares                      $     72    $    276    $    497    $  1,133
Class B Shares                      $    648    $    809    $  1,095    $  1,778
Class C Shares                      $    172    $    276    $    497    $  1,133


You would pay the following expenses if you did not redeem your shares:


Class A Shares                      $     72    $    276    $    497    $  1,133
Class B Shares                      $    148    $    509    $    895    $  1,778
Class C Shares                      $     72    $    276    $    497    $  1,133

ADDITIONAL INVESTMENT INFORMATION


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the Board members are independent of Lord Abbett.

     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $100 billion in more than 53 mutual funds and other advisory accounts as of August 31, 2005.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee is calculated at the following rate:

          .50% on the first $250 million in assets, .45% on the next $250 million, and .40% on assets over $500 million.


     For the fiscal year ended June 30, 2005, the fee paid to Lord Abbett was at an annual rate of .49 of 1% of average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Each year the Board considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is included in the Fund's annual report to shareholders for the fiscal year ended June 30, 2005.

                                YOUR INVESTMENT

PURCHASES


     The Fund offers in this Prospectus three classes of shares: Classes A, B, and C. Each class represents investments in the same portfolios of securities, but each has different expenses, dividends, and yields. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account." Although the Fund has no front-end sales charge on purchases of its shares, the Fund does have a contingent deferred sales charge ("CDSC") in certain cases, as described below.

     NAV per share for each class of Fund shares is calculated at 12 noon and 2 p.m. Eastern time each business day that the New York Stock Exchange ("NYSE") is open for trading. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities are valued at cost plus (minus) amortized discount (premium), if any, pursuant to regulatory requirements applicable to money market funds.

     EXCESSIVE TRADING AND MARKET TIMING. The Fund has not adopted policies and procedures that are designed to prevent or stop excessive, short-term or market timing trading practices ("frequent trading"). The Fund, like other money market funds, is designed to be used by investors for cash management purposes or as a short-term investment vehicle similar to a bank account. Money market funds seek to maintain a stable share price of $1.00 and typically do not fluctuate in value based on market prices. Therefore, money market funds themselves generally are not subject to market timing. However, to the extent that there is frequent trading, it may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in managing its investments because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative and other costs, and reduce the Fund's investment return.

     In light of these factors, we reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     Other funds in the Lord Abbett Family of Funds have adopted policies and procedures that are designed to identify and prevent or stop frequent trading. If you plan to exchange your Fund shares for shares of another Lord Abbett fund, please read the prospectus of the other fund.


[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is the best for you and discuss your selection with your investment professional.

     FOR MORE INFORMATION, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.


================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A       - PURCHASED DIRECTLY OR ACQUIRED BY EXCHANGE

              - no front-end sales charge

              - a CDSC may be applied to shares acquired through an exchange

CLASS B*      - NORMALLY ACQUIRED BY EXCHANGE ONLY

              - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

              - higher annual expenses than Class A or Class C shares

              - automatically converts to Class A shares after eight years

              - distribution fee of 0.75 of 1% - See "Sales Compensation"

CLASS C       - ACQUIRED BY EXCHANGE ONLY

              - no front-end sales charge

              - a CDSC is applied to shares redeemed before the first
                anniversary of purchase

* Class B shares of the Fund may be purchased (i) directly by investors opening dollar cost averaging accounts pursuant to which all of the amount invested will be reinvested in an ELIGIBLE FUND within 24 months of the initial purchase and (ii) by exchange for shares of the same class of any Eligible Fund.

================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under RETIREMENT AND BENEFIT PLANS will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

     3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

[SIDENOTE]


ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for:
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) the Fund, and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria.


RETIREMENT AND BENEFIT PLANS Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     If you acquire Fund shares through an exchange from another Lord Abbett-sponsored fund that were originally purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC. The CDSC will be remitted to the appropriate party.

     CLASS A SHARE CDSC. Other than as described below, Class A shares will not be subject to a CDSC. If you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% will normally be collected.


     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)


     - redemptions by Retirement and Benefit Plans made through FINANCIAL INTERMEDIARIES that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds


     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening Your Account."

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                               CONTINGENT DEFERRED SALES
THE DAY ON WHICH                                CHARGE ON REDEMPTION
THE PURCHASE ORDER                              (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                                    TO CHARGE)
On                              Before
                                1st                      5.0%
1st                             2nd                      4.0%
2nd                             3rd                      3.0%
3rd                             4th                      3.0%
4th                             5th                      2.0%
5th                             6th                      1.0%
on or after the 6th(2)                                   None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     Sales compensation payments originate from two sources: CDSCs and 12b-1 fees paid out of the Fund's assets. The Fund is currently not making 12b-1 fee payments under the Class A and Class C share Rule 12b-1 plans. The Fund has adopted a Class B share Rule 12b-1 Plan under which it periodically pays Lord Abbett Distributor an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares.


     The distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions on Class B shares at the time of their original purchase. Lord Abbett Distributor pays an up-front payment to Authorized Institutions totaling 4%, consisting of 0.25% for services provided to shareholders and 3.75% for a sales commission in connection with purchases of Class B shares for dollar cost averaging accounts as described above. Because 12b-1 fees are paid by the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;


[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to

     Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's statement of additional information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -  Regular Account                    (Class A)   $  1,000
                                           (Class B)   $  5,000
     -  Individual Retirement Accounts and (Class A)   $    250
        403(b) Plans under the Internal
        Revenue Code                       (Class B)   $  2,000
     -  Uniform Gift to Minor Account                  $    250
     -  Invest-A-Matic                                 $    250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     LORD ABBETT
     U.S. GOVERNMENT & GOVERNMENT SPONSORED
     ENTERPRISES MONEY MARKET FUND, INC.
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY WIRE. Please call the Fund to obtain an account number. You can then instruct your bank to wire the amount of your investment to:

     UMB, N.A.
     928 Grand Blvd.
     Kansas City, MO 64106
     Account # 9878000333
     ABA # 1010-0069-5

     Specify the name of the Fund, your account number and the name(s) in which the account is registered. Your bank may charge you a fee to wire funds. Wires received before 12 noon Eastern time will receive the dividends for that day. Otherwise, dividends will begin accruing on the next business day.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

     MINIMUM INITIAL INVESTMENT BY EXCHANGE

     -  Regular account               (Class A, B, and C)        $  1,000
     -  Individual Retirement
        Accounts (Traditional,
        Education and Roth), 403(b)
        and employer-sponsored
        retirement plans under the
        Internal Revenue Code         (Class A, B, and C)        $    250

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 500 shares if it is in the Fund's best interest to do so.

REDEMPTIONS


     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."


     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     CHECKWRITING. You may write checks against your account for a minimum of $500 up to a maximum of $5,000,000. A check drawn on an account will be honored based only on those shares in the account on which the check is drawn. This method of redeeming shares is only available, however, if you have completed section 9E of the Application.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     may be required. For more information regarding proper documentation please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check in which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check made payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     -  a redemption check to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Fund normally pays you dividends from its net investment income on a monthly basis. Any distributions that you receive are taxable to you as ordinary income for federal income tax purposes. This tax treatment of distributions applies regardless of how long you have owned Fund shares and whether distributions are reinvested or paid in cash. The Fund does not expect to make any capital gain distributions to shareholders.

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of the estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

[SEAL]

-  In the case of the corporation
   ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes.

     Certain tax reporting information concerning the tax treatment of Fund distributions will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state and local tax rules that apply to you.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

================================================================================

FOR INVESTING

INVEST-A-MATIC                You may make fixed, periodic investments ($250
(Dollar-cost                  initial and $50 subsequent minimum) into your Fund
averaging)                    account by means of automatic money transfers from
                              your bank checking account. See the Application
                              for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC                    You can make regular withdrawals from most Lord
WITHDRAWAL                    Abbett-sponsored funds. Automatic cash withdrawals
PLAN ("SWP")                  will be paid to you from your account in fixed or
                              variable amounts. To establish a SWP, the value of
                              your shares for Class A or Class C must be at
                              least $10,000, and for Class B the value of your
                              shares must be at least $25,000, except in the
                              case of a SWP established for Retirement and
                              Benefit Plans, for which there is no minimum. Your
                              shares must be in non-certificate form.

CLASS B SHARES                The CDSC will be waived on redemptions of up to
                              12% of the current net asset value of your account
                              at the time of your SWP request. For Class B share
                              SWP redemptions over 12% per year, the CDSC will
                              apply to the entire redemption. Please contact the
                              Fund for assistance in minimizing the CDSC in this
                              situation.

CLASS B AND                   Redemption proceeds due to a SWP for Class B and
CLASS C SHARES                Class C shares will be redeemed in the order
                              described under "CDSC" under "Purchases."

================================================================================

OTHER SERVICES

TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 9C and completing Section 8), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND
                                   (FORMERLY KNOWN AS U.S. GOVERNMENT SECURITIES
                                                              MONEY MARKET FUND)

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                       CLASS A SHARES
                                                -------------------------------------------------------------
                                                                       YEAR ENDED 6/30
PER SHARE OPERATING PERFORMANCE                    2005         2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR              $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
INVESTMENT OPERATIONS:
 Net investment income(a)                             .01           --(c)       .01          .01          .05
 Net realized gain                                     --           --           --           --           --(c)
TOTAL FROM INVESTMENT OPERATIONS                      .01           --(c)       .01          .01          .05
Distributions to shareholders
 from net investment income                          (.01)          --(c)      (.01)        (.01)        (.05)
NET ASSET VALUE, END OF YEAR                    $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
TOTAL RETURN(b)                                      1.35%         .21%         .55%        1.48%        5.02%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver
  and expense reductions                              .81%         .83%         .88%         .86%         .87%
 Expenses, excluding waiver
  and expense reductions                              .94%         .97%         .98%         .87%         .90%
 Net investment income                               1.32%         .21%         .56%+       1.46%+       4.89%+

                                                                       YEAR ENDED 6/30
                                                -------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2005         2004         2003         2002         2001
NET ASSETS, END OF YEAR (000)                   $ 271,720    $ 289,336    $ 266,528    $ 227,169    $ 201,174

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND
                                   (FORMERLY KNOWN AS U.S. GOVERNMENT SECURITIES
                                                              MONEY MARKET FUND)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                         CLASS B SHARES
                                                -------------------------------------------------------------
                                                                         YEAR ENDED 6/30
PER SHARE OPERATING PERFORMANCE                    2005         2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR              $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
INVESTMENT OPERATIONS:
 Net investment income(a)                             .01           --(c)        --(c)       .01          .04
 Net realized gain                                     --           --           --           --           --(c)
TOTAL FROM INVESTMENT OPERATIONS                      .01           --(c)        --(c)       .01          .04
Distributions to shareholders from net
 investment income                                   (.01)          --(c)        --(c)      (.01)        (.04)
NET ASSET VALUE, END OF YEAR                    $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
TOTAL RETURN(b)                                      0.72%         .20%         .29%         .80%        4.24%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and
  expense reductions                                 1.41%         .83%        1.15%        1.53%        1.62%
 Expenses, excluding waiver and
  expense reductions                                 1.69%        1.72%        1.73%        1.62%        1.65%
 Net investment income                                .62%         .21%         .29%+        .71%+       4.14%+

                                                                         YEAR ENDED 6/30
                                                -------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2005         2004         2003         2002         2001
NET ASSETS, END OF YEAR (000)                   $  26,388    $  47,789    $  39,609    $  26,000    $  14,059

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND
                                   (FORMERLY KNOWN AS U.S. GOVERNMENT SECURITIES
                                                              MONEY MARKET FUND)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                         CLASS C SHARES
                                                -------------------------------------------------------------
                                                                         YEAR ENDED 6/30
PER SHARE OPERATING PERFORMANCE                    2005         2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR              $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
INVESTMENT OPERATIONS:
 Net investment income(a)                             .01           --(c)        .01         .01          .05
 Net realized gain                                     --           --           --           --           --(c)
TOTAL FROM INVESTMENT OPERATIONS                      .01           --(c)        .01         .01          .05
Distributions to shareholders
 from net investment income                          (.01)          --(c)      (.01)        (.01)        (.05)
NET ASSET VALUE, END OF YEAR                    $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
TOTAL RETURN(b)                                      1.35%         .21%         .55%        1.48%        5.02%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and
  expense reductions                                  .83%         .83%         .88%         .86%         .87%
 Expenses, excluding waiver and
  expense reductions                                  .94%         .97%         .98%         .87%         .90%
 Net investment income                               1.19%         .21%         .56%+       1.46%+       4.89%+

                                                                         YEAR ENDED 6/30
                                                -------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2005         2004         2003         2002         2001
NET ASSETS, END OF YEAR (000)                   $  13,872    $  26,945    $  14,720    $  10,769    $   6,693


+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Amount is less than $.01.

TO OBTAIN INFORMATION:                 ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder            More information on the Fund is available free upon
account inquiries call the Fund          request, including the following:
at: 800-821-5129. For literature
requests call the Fund at:               ANNUAL/SEMIANNUAL REPORT
800-874-3733.
                                         The Fund's Annual and Semiannual Reports contain more
BY MAIL. Write to the Fund at:           information about the Fund's investments and performance.
The Lord Abbett Family of Funds          The Annual Report also includes details about the market
90 Hudson Street                         conditions and investment strategies that had a
Jersey City, NJ 07302-3973               significant effect on the Fund's performance during the
                                         last fiscal year. The Reports are available, free of
VIA THE INTERNET.                        charge, at www.LordAbbett.com, and through other means as
LORD, ABBETT & CO. LLC                   indicated on the left.
www.LordAbbett.com
                                         STATEMENT OF ADDITIONAL INFORMATION ("SAI")
Text only versions of Fund documents
can be viewed online or downloaded       Provides more details about the Fund and its policies. A
from the SEC: www.sec.gov                current SAI is on file with the Securities and Exchange
                                         Commission ("SEC") and is incorporated by reference (is
You can also obtain copies by            legally considered part of this prospectus). Although the
visiting the SEC's Public                SAI is not available at www.LordAbbett.com, the SAI is
Reference Room in Washington, DC         available through other means, generally without charge,
(phone 202-942-0890) or by               as indicated on the left.
sending your request and a
duplicating fee to the SEC's Public
Reference Section, Washington, DC
20549-0102 or by sending your request
electronically to publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


   Lord Abbett Mutual Fund shares
         are distributed by:
     LORD ABBETT DISTRIBUTOR LLC         Lord Abbett U.S. Government & Government             LAMM-1
          90 Hudson Street                   Sponsored Enterprises Money Market Fund, Inc.    (11/05)
 Jersey City, New Jersey 07302-3973

                                         SEC FILE NUMBER: 811-2924


================================================================================

[LORD ABBETT LOGO]



LORD ABBETT
 U.S. GOVERNMENT &                                          NOVEMBER 1,
  GOVERNMENT SPONSORED                                         2005
  ENTERPRISES MONEY
  MARKET FUND


                                                            PROSPECTUS
                                                          CLASS Y SHARES


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS Y SHARES OF U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES.

PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                    PAGE
                THE FUND
         What you   Goal                                             2
      should know   Principal Strategy                               2
   about the Fund   Main Risks                                       3
                    Performance                                      4
                    Fees and Expenses                                5
                    Additional Investment Information                6
                    Management                                       6

             YOUR INVESTMENT

  Information for   Purchases                                        8
    managing your   Redemptions                                      15
     Fund account   Distributions and Taxes                          17
                    Services For Fund Investors                      18

       FINANCIAL INFORMATION

                    Financial Highlights                             19

        ADDITIONAL INFORMATION

How to learn more   Back Cover
   about the Fund
        and other
Lord Abbett Funds

                                    THE FUND

GOAL

     The investment objective of the Fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. These securities are commonly known as money market instruments.

PRINCIPAL STRATEGY

     The Fund is a money market fund that attempts to manage its portfolio to maintain a stable share price of $1.00 in accordance with strict rules of the Securities and Exchange Commission ("SEC"). The Fund normally invests all of its assets in:


     - securities issued or guaranteed by the U.S. Government, including Treasury bills, notes, bonds and certificates of indebtedness,
     - securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks and Federal Agricultural Mortgage Corporation (collectively, "government sponsored enterprises"), and

     -  repurchase agreements involving these securities.

     In selecting investments, the Fund focuses on securities that appear to offer the best relative value.

     Although the Fund does not currently intend to do so, the Fund may invest up to 20% of its assets in other money market instruments such as certificates of deposit, bankers' acceptances, commercial paper, and other short-term corporate debt securities.

[SIDENOTE]


WE OR THE FUND OR U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND refers to Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MAIN RISKS

     The Fund's yield may vary in response to changes in interest rates and other market factors.

     The Fund generally invests a substantial portion of its assets in securities issued by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks and Federal Agricultural Mortgage Corporation. There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors.

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. Performance for Class Y shares is not shown because the class has less than one calendar year of performance. Class Y shares will have substantially similar annual returns as Class A shares because the two classes are invested in the same portfolio of securities. Annual returns for Class Y will differ only to the extent that the classes do not have the same expenses. Class A shares are not offered by this Prospectus.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

95      +5.2%
96      +4.7%
97      +4.7%
98      +4.6%
99      +4.4%
2000    +5.5%
2001    +3.2%
2002    +0.9%
2003    +0.3%
2004    +0.5%

BEST QUARTER 4th Q '00   +1.4%
WORST QUARTER 3rd Q '03  +0.1%

The Fund's Class Y shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 1.65%.

================================================================================

     For the Fund's current 7-day yield, call toll-free 1-800-426-1130.

     The table below shows the Fund's Class A performance over time.


================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------



SHARE CLASS                                   1 YEAR   5 YEARS   10 YEARS
Class A Shares                                 0.48%    2.03%     3.36%
Lipper U.S. Government
  Money Market Funds Average(1)                0.63%    2.27%     3.62%
  (reflects no deduction of fees,
  expenses or taxes)



(1) The performance of the Lipper Average is not necessarily representative of the Fund's performance.

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                       CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                             none
Maximum Deferred Sales Charge                                           none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)
(as a % of average net assets)(1)
Management Fees (See "Management")                                      0.49%
Other Expenses                                                          0.45%
Total Operating Expenses                                                0.94%
Expense Reimbursements(1)                                               0.24%
Net Expenses(1)                                                         0.70%



(1) For the fiscal year ending June 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.70% of average daily net assets for Class Y shares.


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Y Shares              $ 72     $ 276     $ 497    $  1,133


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the Board members are independent of Lord Abbett.

     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $100 billion in more than 53 mutual funds and other advisory accounts as of August 31, 2005.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee is calculated at the following rates:

     .50% on the first $250 million in assets,

     .45% on the next $250 million, and

     .40% on assets over $500 million.


     For the fiscal year ended June 30, 2005, the fee paid to Lord Abbett was at an annual rate of .49 of 1% of average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Each year the Board considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is included in the Fund's annual report to shareholders for the fiscal year ended June 30, 2005.

                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

     NAV per share for each class of Fund shares is generally calculated at 12 noon and 2:00 p.m. Eastern time each business day that the New York Stock Exchange ("NYSE") is open for trading. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities are valued at cost plus (minus) amortized discount (premium), if any, pursuant to the requirements for money market funds.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund has not adopted policies and procedures that are designed to prevent or stop excessive, short-term or market timing trading practices ("frequent trading"). The Fund, like other money market funds, is designed to be used by investors for cash management purposes or as a short-term investment vehicle similar to a bank account. Money market funds seek to maintain a stable share price of $1.00 and typically do not fluctuate in value based on market prices. Therefore, money market funds themselves generally are not subject to market timing. However, to the extent that there is frequent trading, it may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in managing its investments because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary


[SIDENOTE]

AS OF THE DATE OF THIS PROSPECTUS, THE FUND OFFERS CLASS Y SHARES ONLY TO PARTICIPANTS IN THE LORD ABBETT 401(k) PROFIT SHARING PLAN. IN THE FUTURE, CLASS Y SHARES MAY BE OFFERED TO OTHER INVESTORS.

     to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative and other costs, and reduce the Fund's investment return.

     In light of these factors, we reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     Other funds in the Lord Abbett Family of Funds have adopted policies and procedures that are designed to identify and prevent or stop frequent trading. If you plan to exchange your Fund shares for shares of another Lord Abbett fund, please read the prospectus of the other fund.


     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of FINANCIAL INTERMEDIARIES for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the time the NAV per share is calculated, or received by dealers and Lord Abbett Distributor prior to such time, will be confirmed at the NAV next determined, see "Class Y shares" above. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's statement of additional information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in RETIREMENT AND BENEFIT PLANS, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans
     in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


REDEMPTIONS


     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.


     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Fund normally pays you dividends from its net investment income on a monthly basis. Any distributions that you receive are taxable to you as ordinary income for federal income tax purposes. This tax treatment of distributions applies regardless of how long you have owned Fund shares and whether distributions are

[SIDENOTE]


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:


-  In the case of an estate -

   ROBERT A. DOE
   EXECUTOR OF THE ESTATE OF
   JOHN W. DOE

   [Date]

[SEAL]

-  In the case of a corporation -
   ABC Corporation

   MARY B. DOE

   By Mary B. Doe, President
   [Date]

[SEAL]
     reinvested or paid in cash. The Fund does not expect to make any capital gain distributions to shareholders. Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. The Fund's distributions are taxable to you in the year they are considered received for tax purposes.

     Certain tax reporting information concerning the tax treatment of Fund distributions will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state and local tax rules that apply to you.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.


[SIDENOTE]


EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.


ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                  CLASS Y SHARES
                                                                   10/20/2004(a)
                                                                       TO
PER SHARE OPERATING PERFORMANCE                                     6/30/2005
NET ASSET VALUE, BEGINNING OF PERIOD                              $         1.00
INVESTMENT OPERATIONS:
 Net investment income(b)                                                    .01
TOTAL FROM INVESTMENT OPERATIONS                                             .01
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:                   (.01)
NET ASSET VALUE, END OF PERIOD                                    $         1.00
TOTAL RETURN(c)                                                             1.18%(d)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and reductions                                   .53%
 Expenses, excluding waiver and reductions                                   .67%
 Net investment income                                                      1.21%(d)



                                                                  10/20/2004(a)
SUPPLEMENTAL DATA:                                                to 6/30/2005
NET ASSETS, END OF PERIOD (000)                                     $ 5,057



(a) Commencement of offering of class shares.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.

TO OBTAIN INFORMATION:                  ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder             More information on the Fund is available free upon request,
account inquiries call the Fund           including the following:
at: 800-821-5129. For literature
requests call the Fund at:                ANNUAL/SEMIANNUAL REPORT
800-874-3733.
                                          The Fund's Annual and Semiannual Reports contain more
BY MAIL. Write to the Fund at:            information about the Fund's investments and performance.
The Lord Abbett Family of Funds           The Annual Report also includes details about the market
90 Hudson Street                          conditions and investment strategies that had a significant
Jersey City, NJ 07302-3973                effect on the Fund's performance during the last fiscal
                                          year. The Reports are available, free of charge, at
VIA THE INTERNET.                         www.LordAbbett.com, and through other means as indicated on
LORD, ABBETT & CO. LLC                    the left.
www.LordAbbett.com
                                          STATEMENT OF ADDITIONAL INFORMATION ("SAI")
Text only versions of Fund documents
can be viewed online or downloaded        Provides more details about the Fund and its policies. A
from the SEC: www.sec.gov                 current SAI is on file with the Securities and Exchange
                                          Commission ("SEC") and is incorporated by reference (is
You can also obtain copies by             legally considered part of this prospectus). Although the
visiting the SEC's Public Reference       SAI is not available at www.LordAbbett.com, the SAI is
Room in Washington, DC (phone             available through other means, generally without charge, as
202-942-0890) or by sending your          indicated on the left.
request and a duplicating fee to the
SEC's Public Reference Section,
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


   Lord Abbett Mutual Fund shares
         are distributed by:
     LORD ABBETT DISTRIBUTOR LLC          Lord Abbett U.S. Government & Government                  LAMM-Y-1
          90 Hudson Street                   Sponsored Enterprises Money Market Fund, Inc.          (11/05)
 Jersey City, New Jersey 07302-3973

                                          SEC FILE NUMBER: 811-2924


================================================================================

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                             NOVEMBER 1, 2005


                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.
                            (CLASS A, B, & C SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (the "Fund") (formerly known as Lord Abbett U.S. Government Securities Money Market Fund, Inc.) dated November 1, 2005.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.


       TABLE OF CONTENTS


                                                                       PAGE
       1.    Fund History                                              2
       2.    Investment Policies                                       2
       3.    Management of the Fund                                    5
       4.    Control Persons and Principal Holders of Securities       9
       5.    Investment Advisory and Other Services                    9
       6.    Brokerage Allocations and Other Practices                 11
       7.    Classes of Shares                                         11
       8.    Purchases, Redemptions, Pricing & Payments to Dealers     13
       9.    Taxation of the Fund                                      15
       10.   Underwriter                                               16
       11.   Yield Calculation                                         17
       12.   Financial Statements                                      17
       Appendix A - Fund Portfolio Information Recipients              19
       Appendix B - Commercial Paper and Bond Ratings                  24

                                       1.
                                  FUND HISTORY


Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was formerly known as Lord Abbett U.S. Government Securities Money Market Fund, Inc. and changed its name effective October 1, 2003. The Fund has 1,500,000,000 shares of authorized capital stock consisting of four classes (A, B, C, and Y), $.001 par value. Only Classes A, B, and C are offered in this SAI. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. Class A and Class B shares may be purchased directly and may be acquired in exchange for shares of the same class of another Lord Abbett-sponsored fund. Class C shares may be acquired only in exchange for shares of the same class of another Lord Abbett-sponsored fund. See "Telephone Exchange Privilege" under "Purchases, Redemptions & Pricing" for more information.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

    (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

    (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

    (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

    (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

    (5) buy or sell real estate, although the Fund may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, nor may the Fund buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

    (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

    (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding U.S. Government securities as described in the Fund's prospectus);

    (8) issue senior securities to the extent such issuance would violate applicable law; or

    (9) buy common stocks or other voting securities.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

    (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

    (2) invest knowingly more than 10% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, determined by Lord Abbett to be liquid, subject to the oversight of the Board (in accordance with currently applicable Securities and Exchange Commission ("SEC") requirements);

    (3) invest in the securities of other investment companies except as permitted by applicable law;

    (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

    (5) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time; or

    (6) buy from or sell to any of the Fund's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Fund.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury.

     SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. The Fund invests extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Home Loan Banks ("FHLBanks") and Federal Agricultural Mortgage Corporation ("Farmer Mac"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.


POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

   1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

   2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

   3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or for similar purposes. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.


                                       3.
                             MANAGEMENT OF THE FUND


The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.


Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR


The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.



                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE       PRINCIPAL OCCUPATION
YEAR OF BIRTH               WITH FUND               DURING PAST FIVE YEARS                  OTHER DIRECTORSHIPS
-------------               ---------               ----------------------                  -------------------
ROBERT S. DOW               Director since          Managing Partner and Chief              N/A
Lord, Abbett & Co. LLC      1989; Chairman          Executive Officer of Lord Abbett
90 Hudson Street            since 1996              since 1996.
Jersey City, NJ 07302
(1945)


INDEPENDENT DIRECTORS


The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.



                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE       PRINCIPAL OCCUPATION
YEAR OF BIRTH               WITH FUND               DURING PAST FIVE YEARS                  OTHER DIRECTORSHIPS
-------------               ---------               ----------------------                  -------------------
E. THAYER BIGELOW           Director since 1994     Managing General Partner, Bigelow       Currently serves as
Lord, Abbett & Co. LLC                              Media, LLC (since 2000); Senior         director of Adelphia
c/o Legal Dept.                                     Adviser, Time Warner Inc. (1998 -       Communications, Inc.,
90 Hudson Street                                    2000); Acting Chief Executive           Crane Co., and Huttig
Jersey City, NJ 07302                               Officer of Courtroom Television         Building Products Inc.
(1941)                                              Network  (1997 - 1998); President
                                                    and Chief Executive Officer of Time
                                                    Warner Cable Programming, Inc.
                                                    (1991 - 1997).

WILLIAM H.T. BUSH           Director since 1998     Co-founder and Chairman of the          Currently serves as
Lord, Abbett & Co. LLC                              Board of the financial advisory         director of WellPoint
c/o Legal Dept.                                     firm of Bush-O'Donnell & Company        Health Networks Inc.
90 Hudson Street                                    (since 1986).                           (since 2002), and
Jersey City, NJ 07302                                                                       Engineered Support
(1938)                                                                                      Systems, Inc. (since
                                                                                            2000).

ROBERT B. CALHOUN, JR.      Director since 1998     Managing Director of Monitor            Currently serves as
c/o Legal Dept.                                     Clipper Partners (since 1997) and       director of Avondale,
Lord, Abbett & Co. LLC                              President of Clipper Asset              Inc. and Interstate
90 Hudson Street                                    Management Corp. (since 1991), both     Bakeries Corp.
Jersey City, NJ 07302                               private equity investment funds.
(1942)

JULIE A. HILL               Director since 2004     Owner and CEO of the Hillsdale          Currently serves as
Lord, Abbett & Co. LLC                              Companies, a business consulting        director of WellPoint
c/o Legal Dept.                                     firm (since 1998); Founder,             Health Networks Inc.;
90 Hudson Street                                    President and Owner of the              Resources Connection
Jersey City, NJ 07302                               Hiram-Hill and Hillsdale                Inc.; and Holcim (US)
(1946)                                              Development Companies  (1998 -          Inc. (a subsidiary of
                                                    2000).                                  Holcim Ltd.).

FRANKLIN W. HOBBS           Director since 2000     Former Chief Executive Officer of       Currently serves as
Lord, Abbett & Co. LLC                              Houlihan Lokey Howard & Zukin, an       director of Adolph Coors
c/o Legal Dept.                                     investment bank (January 2002 -         Company.
90 Hudson Street                                    April 2003); Chairman of Warburg
Jersey City, NJ 07302                               Dillon Read (1999 - 2001); Global
(1947)                                              Head of Corporate Finance of SBC
                                                    Warburg Dillon Read (1997 - 1999);
                                                    Chief Executive Officer of Dillon,
                                                    Read & Co. (1994 - 1997).

C. ALAN MACDONALD           Director since 1988     Retired - General Business and          Currently serves as
Lord, Abbett & Co. LLC                              Governance Consulting (since 1992);     director of H.J. Baker
c/o Legal Dept.                                     formerly President and CEO of           (since 2003).
90 Hudson Street                                    Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF              Director since 1982     Chairman of Spencer Stuart (U.S.),      Currently serves as
Lord, Abbett & Co. LLC                              an executive search consulting firm     director of Ace, Ltd.
c/o Legal Dept.                                     (since 1996); President of Spencer      (since 1997) and Hewitt
90 Hudson Street                                    Stuart (1979-1996).                     Associates, Inc.
Jersey City, NJ 07302
(1937)


OFFICERS


None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.



NAME AND                    CURRENT POSITION        LENGTH OF SERVICE       PRINCIPAL OCCUPATION
YEAR OF BIRTH               WITH COMPANY            OF CURRENT POSITION     DURING PAST FIVE YEARS
-------------               ------------            -------------------     ----------------------
ROBERT S. DOW               Chief Executive         Elected in 1995         Managing Partner and Chief Executive Officer
(1945)                      Officer and                                     of Lord Abbett (since 1996).
                            President

ROBERT I. GERBER            Executive Vice          Elected in 1997         Partner and Director of Taxable Fixed Income
(1954)                      President                                       Management, joined Lord Abbett in 1997.

JOAN A. BINSTOCK            Chief Financial         Elected in 1999         Partner and Chief Operations Officer, joined
(1954)                      Officer and Vice                                Lord Abbett in 1999.
                            President

JAMES BERNAICHE             Chief Compliance        Elected in 2004         Chief Compliance Officer, joined Lord Abbett
(1956)                      Officer                                         in 2001; formerly Vice President and Chief
                                                                            Compliance Officer with Credit Suisse Asset
                                                                            Management.

TRACIE E. AHERN             Vice President          Elected in 1999         Partner and Director of Portfolio Accounting
(1968)                                                                      and Operations, joined Lord Abbett in 1999.

LAWRENCE H. KAPLAN          Vice President and      Elected in 1997         Partner and General Counsel, joined Lord
(1957)                      Secretary                                       Abbett in 1997.

ROBERT G. MORRIS            Vice President          Elected in 1995         Partner and Director of Equity Investments,
(1944)                                                                      joined Lord Abbett in 1997.

A. EDWARD OBERHAUS, III     Vice President          Elected in 1996         Partner and Manager of Equity Trading,
(1959)                                                                            joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS        Vice President and      Elected in 2000         Assistant General Counsel, joined Lord
(1957)                      Assistant Secretary                             Abbett in 1999.

BERNARD J. GRZELAK          Treasurer               Elected in 2003         Director of Fund Administration, joined Lord
(1971)                                                                      Abbett in 2003; formerly Vice President,
                                                                            Lazard Asset Management LLC (2000-2003);
                                                                            prior thereto Manager of Deloitte & Touche
                                                                            LLP.


COMMITTEES


The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent public accounting firm and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met three times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Fund; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met two times.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Director and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met two times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees for the Fund and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


(1)                        (2)                                 (3)
                           FOR THE FISCAL YEAR ENDED           FOR YEAR ENDED DECEMBER 31, 2004
                           JUNE 30, 2005 AGGREGATE             TOTAL COMPENSATION PAID
                           COMPENSATION ACCRUED                BY THE FUND AND THIRTEEN OTHER
NAME OF DIRECTOR           BY THE FUND (1)                     LORD ABBETT-SPONSORED FUNDS(2)
-----------------          ---------------                     ------------------------------
E. Thayer Bigelow                   $ 1,220                                $ 128,668
William H.T. Bush                   $ 1,182                                $ 127,667
Robert B. Calhoun, Jr.              $ 1,112                                $ 139,224
Julie A. Hill                       $ 1,177                                $ 121,292
Franklin W. Hobbs                   $ 1,005                                $ 128,168
C. Alan MacDonald                   $ 1,266                                $ 132,945
Thomas J. Neff                      $   985                                $ 125,668



(1) Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $187, $300, $1,049, $545, $967, $187, and $956, respectively.

(2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2004, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2004. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.



                                                     AGGREGATE DOLLAR RANGE OF
                           DOLLAR RANGE OF EQUITY    EQUITY SECURITIES IN LORD
NAME OF DIRECTOR           SECURITIES IN THE FUND     ABBETT-SPONSORED FUNDS
----------------           ----------------------     ----------------------
Robert S. Dow                    $1 - $10,000              Over $100,000
E. Thayer Bigelow                $1 - $10,000              Over $100,000
William H. T. Bush               $1 - $10,000              Over $100,000
Robert B. Calhoun, Jr.           $1 - $10,000              Over $100,000
Julie A. Hill                    $1 - $10,000              Over $100,000
Franklin W. Hobbs                $1 - $10,000              Over $100,000
C. Alan MacDonald             $10,001 - $50,000            Over $100,000
Thomas J. Neff                $10,001 - $50,000            Over $100,000

CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the Partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 3, 2005, our Directors and officers, as a group, owned less than 1% of the Fund's outstanding Class A shares. As of October 3, 2005, the following owned 5% or more of each class of the Fund's outstanding shares:



Lord, Abbett & Co. LLC          Class A Shares                7.50%
90 Hudson Street
Jersey City, NJ 07302

                                Class A Shares               11.77%
Lord Abbett Distributor LLC
90 Hudson Street
Jersey City, NJ 07302

                                Class B Shares                9.27%
Edward Jones & Co.
201 Progress Pkwy
Maryland Hts, MO 63043

                                Class B Shares               11.83%
Citigroup Global Markets
c/o Peter Booth
333 West 34th St.
New York, NY 10001

                                Class C Shares                6.66%
Edward Jones & Co.
201 Progress Pkwy
Maryland Hts, MO 63043

                                Class C Shares               17.71%
Citigroup Global Markets
333 West 34th St.
New York, NY 10001


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The following partners of Lord Abbett are also officers of the Fund: Tracie E. Ahern, Joan A. Binstock, Robert I. Gerber, Lawrence H. Kaplan, Robert A. Lee, Robert G. Morris and A. Edward Oberhaus, III. Robert S. Dow is a partner of Lord Abbett and an officer and Director of the Fund. The other partners of Lord Abbett are:
Michael Brooks, Zane E. Brown, Patrick Brown, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen
G. Itskovitz, Jerald Lanzotti, Richard Larsen, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jerrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.


Under the Management Agreement between Lord Abbett and the Fund, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the portion of the Fund's net assets not in excess of $250,000,000, .45 of 1% of such assets in excess of $250,000,000 but not in excess of $500,000,000 and .40 of 1% of such assets over $500,000,000.


This fee is allocated among the classes based on the classes' proportionate share of such average daily net assets. For the fiscal years ended June 30, 2005, 2004, and 2003 the management fees paid to Lord Abbett amounted to:



             2005                      2004                    2003
          ------------------------------------------------------------
          $ 1,674,208               $ 1,637,635            $ 1,548,664



For the year ending June 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Funds expenses so that the Funds Total Annual Operating Expenses do not exceed an aggregate annual rate of average daily net assets of .70% of Class A and Class C shares and 1.45% of Class B Shares.


The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions. Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of the Fund.

ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.

PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT


State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates the Fund's net asset value.


TRANSFER AGENT


DST Systems, Inc., 210 West 10th St., Kansas City, MO 64105 serves as the Fund's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund and must be approved at least annually by the Fund's Board to continue in such capacity.

Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. The Fund usually will not pay brokerage commissions for such purchases, and no brokerage commissions have been paid over the last three fiscal years. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Decisions as to the purchase and sale of portfolio securities are made by Lord Abbett. Normally, the selection is made by traders, who may be officers of the Fund and are also employees of Lord Abbett. They do the trading as well for other accounts--investment companies and other clients--managed by Lord Abbett. They are responsible for obtaining best execution.

The Fund's policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution. This policy governs the selection of dealers. No commitments are made regarding the allocation of brokerage business to or among broker-dealers.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to the Fund.

                                       7.
                                CLASSES OF SHARES

The Fund offers investors three different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights, except as described below. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board of Directors or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the shareholders will elect directors of the Fund.

CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

RULE 12b-1 PLANS. The Fund is not making payments of Rule 12b-1 fees for its Class A share Rule 12b-1 Plan ("A Plan") and its Class C share Rule 12b-1 Plan ("C Plan"). The Fund is making annual distribution fee payments (0.75 of 1% of the average daily net asset value of the Class B shares) pursuant to its Class B share Rule 12b-1 Plan ("B Plan"). The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each Class. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus and for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.


The amounts paid to Distributor (which Distributor then paid to dealers and other agents) pursuant to the B Plan for the fiscal year ended June 30, 2005 totaled $255,072. .


Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors including a majority of the outside Directors. As long as the Plans are in effect, the selection or nomination of outside Directors is committed to the discretion of the outside Directors.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors or by vote of a majority of its the outstanding voting securities of such class.


The sole Director who bears an indirect financial interest in the operation of the Plan is Thomas J. Neff. Mr. Neff, an independent director of the Fund, also is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.26 billion in revenue in fiscal 2004. Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the 12b-1 Plans of the Fund and/or other Lord Abbett-sponsored Funds. In the most recent twelve months, Hewitt Financial Services LLC received 12b-1 payments totaling less than $100,000 from all of the Lord Abbett-sponsored Funds in the aggregate. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors, including a majority of the outside Directors.


CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A CDSC is imposed with respect to those shares of the Fund bought in exchange for shares of another Lord Abbett-sponsored fund or series on which the other fund has paid a 12b-1 fee if such shares are redeemed out of the Fund (a) within a period of 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred in the case of Class A shares acquired in exchange for shares in the same class of a Lord Abbett-sponsored fund, (b) within 6 years of their original purchase in the case of Class B shares, or (c) within a period of 12 months from the end of the month in which the original purchase occurred in the case of Class C shares.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original purchase occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and
(b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

                                       8.

              PURCHASES, REDEMPTIONS, PRICING & PAYMENTS TO DEALERS


Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

Under normal circumstances, we calculate the Fund's net asset value, declare dividends and otherwise are open for business on each day that the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

We attempt to maintain a net asset value of $1.00 per share for all classes for purposes of sales and redemptions, but there is no assurance that we will be able to do so. Our Board of Directors has determined that it is in the best interests of the Fund and its shareholders to value our portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the Act so long as that method fairly reflects the Fund's market-based net asset value. Rule 2a-7, as amended, contains certain maturity, diversification and quality requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company which, like the Fund, holds itself out as a money market fund.

DIVIDENDS. Our net income will be declared as a dividend daily and payable monthly. Net income consists of (1) all interest income and discount earned (including original issue discount and market discount) less (2) a provision for all expenses, including class-specific expenses, plus or minus (3) all short-term realized gains and losses on portfolio assets.

TELEPHONE EXCHANGE PRIVILEGE. Shares of any class of the Fund may be exchanged for those in the same class of (a) any other Lord Abbett-sponsored fund available to investors at the time of the transaction, except for (i) Lord Abbett Series Fund ("LASF") and (ii) certain single-state tax-free series and funds where the exchanging shareholder is a resident of a state in which such series or fund is not offered for sale, and (b) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF." Class C shares of the Fund may be acquired only by exchange for shares in the same class of any eligible Lord Abbett-sponsored fund or AMMF. Class A and Class B shares of the Fund may be acquired either by such an exchange or by direct purchase.

You or your investment professional, with proper identification, can instruct the Fund to exchange by telephone. All shareholders have this privilege unless they refuse it in writing. Exchanges for shares of any eligible Lord Abbett-sponsored fund or AMMF will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases. Class A shares purchased directly from the Fund may be exchanged for Class A, B or C shares of an eligible Lord Abbett-sponsored fund. Therefore, a sales charge will be payable on exchanges for shares of any eligible fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the Class A shares being exchanged were purchased directly from the Fund (not including shares described under "Div-Move" below). Instructions for the exchange must be received by the Fund in Kansas City before to the close of the NYSE to obtain the other fund's net asset value per share calculated on that day. Securities dealers may charge for their services in expediting exchange transactions. Before making an exchange you should read the prospectus of the other fund which is available from your securities dealer or Lord Abbett Distributor. An "exchange" is effected through the redemption of Fund shares and the purchase of shares of such other Lord Abbett-sponsored fund or AMMF. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized. This privilege may be modified or terminated at any time.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the SEC deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 500 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

SHAREHOLDER PROGRAMS AND RETIREMENT PLANS

We have several programs available to shareholders. These include automatic subsequent investments of $50 or more from your checking account, a systematic withdrawal plan, cash payments of monthly dividends to a designated third party and expedited exchanges among the Lord Abbett-sponsored funds. Forms are available from the Fund or Lord Abbett.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth, and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank &

Trust Company as custodian and contain specific information about the plans, excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:



   Allstate Life Insurance Company                      Morgan Stanley DW, Inc.
   Allstate Life Insurance Company of New York          National Financial Partners
   A.G. Edwards & Sons, Inc.                            Piper Jaffrey & Co.
   B.C. Ziegler and Company                             Protective Life Insurance Company
   Bodell Overcash Anderson & Co., Inc.                 Prudential Investment Management Services LLC
   Cadaret, Grant & Co., Inc.                           RBC Dain Rauscher
   Citigroup Global Markets, Inc.                       Raymond James & Associates, Inc.
   Edward D. Jones & Co.                                Raymond James Financial Services, Inc.
   Family Investors Company                             Sun Life Assurance Company of Canada
   James I. Black & Co.                                 The Travelers Insurance Company
   Legg Mason Wood Walker, Inc.                         The Travelers Life and Annuity Company
   McDonald Investments Inc.                            UBS Financial Services Inc.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated   Wachovia Securities, LLC
     (and/or certain of its affiliates)
   Metlife Securities, Inc.



For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

Thomas J. Neff, an independent director of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.26 billion in revenue in fiscal 2004. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the most recent twelve months, Hewitt Associates LLC received recordkeeping payments totaling less than $100,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUND


The Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended. If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed , such distributions will be further taxed at the shareholder level. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments, Dividends are taxable as ordinary income, regardless of whether they are received in cash or reinvested in Fund shares and regardless of the time you have owned the Fund shares.


Dividends paid by the Fund will not qualify for the dividends received deduction for corporations.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

You may be subject to a 28% withholding tax on reportable dividends and redemption payments and exchanges ("backup withholding"). Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares on a continuous basis so as long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                YIELD CALCULATION


Each class calculates its "yield" and "effective yield" based on the number of days in the period for which the calculation is made ("base period"). Each class' "yield" is computed by determining the net change for the base period (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the start of the base period and subtracting this value from the value of the account at the end of the base period and dividing the result by the account's beginning value to come up with a "base period return" which is then multiplied by 365 over the number of days in the base period. "Effective yield" is determined by compounding the "base period return" by adding one, raising the sum to a power equal to 365 divided by the number of days in the base period and subtracting one from the result. An example follows for the seven-day period ended June 30, 2005 of the calculation of both "yield" and "effective yield" for one Class A share:



Value of hypothetical account with
 exactly one share at beginning of base period                           $ 1.000000000

Value of same account at end of base period                              $ 1.000461572

Net change in account value                                              $ 0.000461572

Base period return (net change in account value
 divided by the beginning account value)                                    0.04615720%

"Yield" [base period return times (365 divided by 7)]                             2.41%

"Effective yield" [(base period return + 1)(TO THE POWER OF 365/7)] - 1           2.44%



On June 30, 2005, the portfolio had a dollar-weighted life to maturity of 17 days.


Publishing the annualized yield for a given period provides investors with a basis for comparing our yield with that of other investment vehicles. However, yields of other investment vehicles may not always be comparable because of different methods of calculating yield. In addition, the safety and yield of the Fund and other money market funds are a function of portfolio quality, portfolio maturity and operating expenses, while the yields on competing bank accounts are established by the bank and their principal is generally insured.

Each class' yield is not fixed. It fluctuates and the annualization of a yield rate is not a representation by the class as to what an investment in the class will actually yield for any given period. Actual yields will depend not only on changes in interest rates on money market instruments during the course of the period in which the investment in the Class is held, but also on such matters as any realized and unrealized gains and losses, changes in the expenses of the Class during the period and on the relative amount of new money coming into the class which has to be invested at a different yield than that represented by existing assets.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, or other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.'s (formerly, Lord Abbett U.S. Government Securities Money Market Fund, Inc.)

2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent registered public accountng firm,, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:



                                                 PORTFOLIO HOLDINGS    PORTFOLIO COMMENTARIES,
                                                        (ITEM #1)*     FACT SHEETS, PERFORMANCE
                                                                       ATTRIBUTION INFORMATION
                                                                       (ITEM #2)*
ABN-AMRO Asset Management                                                       Monthly
ADP Retirement Services                                                         Monthly
AG Edwards                                                                      Monthly
AIG SunAmerica                                                                  Monthly
Allstate Life Insurance Company                                                 Monthly
Alpha Investment Consulting Group LLC                                           Monthly
American Express Retirement Services                                            Monthly
American United Life Insurance Company                                          Monthly
AMG                                                                             Monthly
Amivest Capital Management                                                      Monthly
Amvescap Retirement                                                             Monthly
AON Consulting                                                                  Monthly
Arnerich Massena & Associates, Inc.                       Monthly               Monthly
Asset Performance Partners                                Monthly               Monthly
Asset Strategies Portfolio Services, Inc.                                       Monthly
AXA Financial Services                                                          Monthly
Bank of America Corporation                                                     Monthly
Bank of New York                                                                Monthly
Bank of Oklahoma                                                                Monthly
Bank One                                                                        Monthly
BC Zeigler                                                                      Monthly
Becker, Burke Associates                                  Monthly               Monthly
Bellweather Consulting                                                          Monthly
Berthel Schutter                                          Monthly               Monthly
Brown Brothers Harriman                                                         Monthly
Buck Consultants, Inc.                                                          Monthly
Callan Associates Inc.                                    Monthly               Monthly
Cambridge Associates LLC                                  Monthly               Monthly
Cambridge Financial Services                                                    Monthly
Ceridian                                                                        Monthly
Charles Schwab & Co                                                             Monthly
Chicago Trust Company                                                           Monthly
CIBC Oppenheimer                                                                Monthly
CitiStreet Retirement Services                                                  Monthly
Clark Consulting                                                                Monthly
Columbia Funds                                                                  Monthly
Columbia Management Group                                                       Monthly
Columbia Trust Company                                                          Monthly

                                                 PORTFOLIO HOLDINGS    PORTFOLIO COMMENTARIES,
                                                        (ITEM #1)*     FACT SHEETS, PERFORMANCE
                                                                       ATTRIBUTION INFORMATION
                                                                       (ITEM #2)*
Concord Advisory Group Ltd.                               Monthly               Monthly
Consulting Services Group, LP                                                   Monthly
Copic Financial                                                                 Monthly
CPI Qualified Plan Consultants                                                  Monthly
CRA Rogers Casey                                                                Monthly
Curcio Webb                                               Monthly               Monthly
D.A. Davidson                                                                   Monthly
Dahab Assoc.                                                                    Monthly
Daily Access                                                                    Monthly
Defined Contribution Advisors, Inc.                                             Monthly
Delaware Investment Advisors                                                    Monthly
DeMarche Associates, Inc.                                 Monthly               Monthly
DiMeo Schneider & Associates                                                    Monthly
Disabato Associates, Inc.                                                       Monthly
Diversified Investment Advisors, Inc.                                           Monthly
EAI                                                                             Monthly
Edward Jones                                                                    Monthly
Ennis, Knupp & Associates                                                       Monthly
Federated Investments                                                           Monthly
Fidelity Investment                                                             Monthly
Fidelity Investments                                                            Monthly
Fifth Third Bank                                                                Monthly
First Mercantile Trust Co.                                                      Monthly
FleetBoston Financial Corp.                                                     Monthly
Franklin Templeton                                                              Monthly
Freedom One Financial Group                               Monthly
Freedom One Investment Advisors                                                 Monthly
Frost Bank                                                                      Monthly
Fuji Investment Management Co., Ltd.                                            Monthly
Fund Evaluation Group, Inc.                               Monthly               Monthly
Goldman Sachs                                                                   Monthly
Great West Life and Annuity Insurance                                           Monthly
Company
Greenwich Associates                                                            Monthly
Guardian Life Insurance                                                         Monthly
Hartford Life Insurance Company                                                 Monthly
Hartland & Co.                                            Monthly               Monthly
Hewitt Associates LLC                                     Monthly
Hewitt Financial Services, LLC                                                  Monthly
Hewitt Investment Group                                   Monthly               Monthly
Highland Consulting Associates, Inc.                                            Monthly
Holbien Associates, Inc.                                                        Monthly
Horace Mann Life Insurance Company                                              Monthly
HSBC                                                                            Monthly
ICMA Retirement Corp.                                                           Monthly
ING                                                                             Monthly

                                                 PORTFOLIO HOLDINGS    PORTFOLIO COMMENTARIES,
                                                        (ITEM #1)*     FACT SHEETS, PERFORMANCE
                                                                       ATTRIBUTION INFORMATION
                                                                       (ITEM #2)*
Intuit                                                                          Monthly
INVESCO Retirement Services                                                     Monthly
Invesmart                                                                       Monthly
Investment Consulting Services, LLC                                             Monthly
Invivia                                                                         Monthly
Irish Life Inter. Managers                                Monthly
Janney Montgomery Scott LLC                                                     Monthly
Jefferson National Life Insurance Company                                       Monthly
Jeffrey Slocum & Associates, Inc.                         Monthly               Monthly
JP Morgan Consulting                                                            Monthly
JP Morgan Fleming Asset Management                                              Monthly
JP Morgan Investment Management                                                 Monthly
LCG Associates, Inc.                                                            Monthly
Legacy Strategic Asset Mgmt. Co.                                                Monthly
Legg Mason                                                                      Monthly
Lincoln Financial                                                               Monthly
LPL Financial Services                                                          Monthly
Manulife Financial                                                              Monthly
Marco Consulting Group                                                          Monthly
Marquette Associates, Inc.                                Monthly               Monthly
MassMutual Financial Group                                                      Monthly
McDonald                                                                        Monthly
Meketa Investment Group                                                         Monthly
Mellon Employee Benefit Solutions                                               Monthly
Mellon Human Resources & Investor                                               Monthly
Solutions
Mercer HR Services                                                              Monthly
Mercer Investment Consulting                                                    Monthly
Merrill Lynch                                                                   Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.               Monthly
MetLife                                                                         Monthly
MetLife Investors                                                               Monthly
MFS Retirement Services, Inc.                                                   Monthly
MFS/Sun Life Financial Distributors, Inc.                                       Monthly
(MFSLF)
Midland National Life                                                           Monthly
Milliman & Robertson Inc.                                                       Monthly
Minnesota Life Insurance Company                                                Monthly
ML Benefits & Investment Solutions                                              Monthly
Monroe Vos Consulting Group, Inc.                                               Monthly
Morgan Keegan                                                                   Monthly
Morgan Stanley Dean Witter                                                      Monthly
MorganStanley                                                                   Monthly
Morningstar Associates, Inc.                                                    Monthly
National City Bank                                                              Monthly

                                                 PORTFOLIO HOLDINGS    PORTFOLIO COMMENTARIES,
                                                        (ITEM #1)*     FACT SHEETS, PERFORMANCE
                                                                       ATTRIBUTION INFORMATION
                                                                       (ITEM #2)*
Nationwide Financial                                                            Monthly
NCCI Holdings, Inc.                                                             Monthly
New England Pension Consultants                           Monthly               Monthly
Newkirk Products, Inc.                                    Monthly
New York Life Investment Management                                             Monthly
Nordstrom Pension Consulting (NPC)                                              Monthly
NY Life Insurance Company                                                       Monthly
Oxford Associates                                                               Monthly
Palmer & Cay Investment Services                                                Monthly
Paul L. Nelson & Associates                                                     Monthly
Peirce Park Group                                                               Monthly
Pension Consultants, Inc.                                                       Monthly
PFE Group                                                                       Monthly
PFM Group                                                                       Monthly
PFPC, Inc.                                                                      Monthly
Phoenix Life Insurance Company                                                  Monthly
Piper Jaffray/ USBancorp                                                        Monthly
Planco                                                    Monthly
PNC Advisors                                                                    Monthly
Portfolio Evaluations, Inc.                                                     Monthly
Prime, Buchholz & Associates, Inc.                                              Monthly
Protective Life Corporation                                                     Monthly
Prudential Financial                                                            Monthly
Prudential Investments                                                          Monthly
Prudential Securities, Inc.                                                     Monthly
Putnam Fiduciary Trust Company                            Monthly
Putnam Investments                                                              Monthly
Quant Consulting                                                                Monthly
R.V. Kuhns & Associates, Inc.                                                   Monthly
Raymond James Financial                                                         Monthly
RBC Dain Rauscher                                                               Monthly
Rocaton Investment Advisors, LLC                                                Monthly
Ron Blue & Co.                                                                  Monthly
Roszel Advisors, LLC (MLIG)                                                     Monthly
Schwab Corporate Services                                 Monthly
Scudder Investments                                                             Monthly
Segal Advisors                                                                  Monthly
SEI Investment                                                                  Monthly
Shields Associates                                                              Monthly
Smith Barney                                                                    Monthly
Spagnola-Cosack, Inc.                                                           Monthly
Standard & Poor's                                                               Monthly
Stanton Group                                                                   Monthly
Stearne, Agee & Leach                                                           Monthly
Stephen's, Inc.                                                                 Monthly

                                                 PORTFOLIO HOLDINGS    PORTFOLIO COMMENTARIES,
                                                        (ITEM #1)*     FACT SHEETS, PERFORMANCE
                                                                       ATTRIBUTION INFORMATION
                                                                       (ITEM #2)*
Stifel Nicolaus                                                                 Monthly
Strategic Advisers, Inc.                                  Monthly
Strategic Investment Solutions                                                  Monthly
Stratford Advisory Group, Inc.                            Monthly               Monthly
Summit Strategies Group                                                         Monthly
T. Rowe Price Associates, Inc.                                                  Monthly
TD Asset Management                                                             Monthly
The 401k Company                                                                Monthly
The Carmack Group, Inc.                                                         Monthly
The Managers Fund                                                               Monthly
The Manufacturers Life Ins. Co.                           Monthly
The Vanguard Group                                                              Monthly
Towers Perrin                                                                   Monthly
Transamerica Retirement Services                                                Monthly
Travelers Life & Annuity Company                                                Monthly
UBS- Prime Consulting Group                                                     Monthly
UMB                                                                             Monthly
Union Bank of California                                                        Monthly
US Bank                                                                         Monthly
USI Retirement                                                                  Monthly
Valic                                                                           Monthly
Vanguard                                                                        Monthly
Victory Capital Management                                                      Monthly
Vestek Systems, Inc.                                      Monthly
Wachovia Bank                                                                   Monthly
Watson Wyatt Worldwide                                    Monthly               Monthly
Welch Hornsby                                                                   Monthly
Wells Fargo                                                                     Monthly
William M. Mercer Consulting Inc.                                               Monthly
Wilshire Associates Incorporated                                                Monthly
Wurts & Associates                                        Monthly               Monthly
Wyatt Investment Consulting, Inc.                                               Monthly
Yanni Partners                                                                  Monthly

                                   APPENDIX B


                        COMMERCIAL PAPER AND BOND RATINGS

Commercial Paper Ratings

The rating A-1+ is the highest commercial paper rating assigned by Standard & Poor's Corporation ("S&P"). Paper rated A-1 has the following characteristics:

Liquidity ratio is adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to diverse channels of borrowing; core earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are sound. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - Bonds rated AA differ from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC-C - Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D - Obligations rated 'D' are in payment default. The 'D' rating category is used when interest PAYMents on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                             NOVEMBER 1, 2005


                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.
                                (CLASS Y SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (the "Fund") (formerly known as Lord Abbett U.S. Government Securities Money Market Fund, Inc.) dated November 1, 2005.


Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

       TABLE OF CONTENTS


                                                                         PAGE
       1.       Fund History                                             2
       2.       Investment Policies                                      2
       3.       Management of the Fund                                   4
       4.       Control Persons and Principal Holders of Securities      10
       5.       Investment Advisory and Other Services                   10
       6.       Brokerage Allocations and Other Practices                12
       7.       Classes of Shares                                        12
       8.       Purchases, Redemptions, and Pricing                      13
       9.       Taxation of the Fund                                     14
       10.      Underwriter                                              15
       11.      Yield Calculation                                        15
       12.      Financial Statements                                     16
       Appendix A - Fund Portfolio Information Recipients
       Appendix B - Commercial Paper and Bond Ratings                    17

                                       1.
                                  FUND HISTORY

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was formerly known as Lord Abbett U.S. Government Securities Money Market Fund, Inc. and changed its name effective October 1, 2003. The Fund has 1,500,000,000 shares of authorized capital stock consisting of four classes (A, B, C, and Y), $.001 par value. Only Class Y shares of the Fund are offered in this SAI. The Board of Directors (the "Board") will allocate these authorized shares of capital stock among the classes from time to time. Class Y shares of the Fund are neither offered to the general public nor available in all states. As of the date of this SAI, Class Y shares of the Fund are only offered to participants in the Lord Abbett 401(k) Profit Sharing Plan. In the future, Class Y shares may be offered to other investors.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate, although the Fund may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, nor may the Fund buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

     (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding U.S. Government securities as described in the Fund's prospectus);

     (8) issue senior securities to the extent such issuance would violate applicable law; or

     (9)  buy common stocks or other voting securities.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 10% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, determined by Lord Abbett to be liquid, subject to the oversight of the Board (in accordance with currently applicable Securities and Exchange Commission ("SEC") requirements);

     (3) invest in the securities of other investment companies except as permitted by applicable law;

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (5) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time; or

     (6) buy from or sell to any of the Fund's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury.

          SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. The Fund invests extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan

          Mortgage Corporation ("Freddie Mac"), Federal Home Loan Banks ("FHLBanks"), and Federal Agricultural Mortgage Corporation ("Farmer Mac"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac, and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.


POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

     2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or for similar purposes. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and

Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.


                                       3.
                             MANAGEMENT OF THE FUND


The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.


Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.



                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE    PRINCIPAL OCCUPATION
YEAR OF BIRTH              WITH FUND            DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------              ---------            ----------------------                 -------------------
ROBERT S. DOW              Director since       Managing Partner and Chief             N/A
Lord, Abbett & Co. LLC     1989; Chairman       Executive Officer of Lord Abbett
90 Hudson Street           since 1996           since 1996.
Jersey City, NJ 07302
(1945)


INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.



                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE    PRINCIPAL OCCUPATION
YEAR OF BIRTH              WITH FUND            DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------              ---------            ----------------------                 -------------------
E. THAYER BIGELOW          Director since 1994  Managing General Partner, Bigelow      Currently serves as
Lord, Abbett & Co. LLC                          Media, LLC (since 2000); Senior        director of Adelphia
c/o Legal Dept.                                 Adviser, Time Warner Inc. (1998 -      Communications, Inc.,
90 Hudson Street                                2000); Acting Chief Executive          Crane Co., and Huttig
Jersey City, NJ 07302                           Officer of Courtroom Television        Building Products Inc.
(1941)                                          Network  (1997 - 1998); President
                                                and Chief Executive Officer of Time
                                                Warner Cable Programming, Inc.
                                                (1991 - 1997).

WILLIAM H.T. BUSH          Director since 1998  Co-founder and Chairman of the         Currently serves as
Lord, Abbett & Co. LLC                          Board of the financial advisory        director of WellPoint
c/o Legal Dept.                                 firm of Bush-O'Donnell & Company       Health Networks Inc.
90 Hudson Street                                (since 1986).                          (since 2002), and
Jersey City, NJ 07302                                                                  Engineered Support
(1938)                                                                                 Systems, Inc. (since

                                                                                                   2000).

ROBERT B. CALHOUN, JR.                 Director since 1998   Managing Director of Monitor          Currently serves as
c/o Legal Dept.                                              Clipper Partners (since 1997) and     director of Avondale,
Lord, Abbett & Co. LLC                                       President of Clipper Asset            Inc. and Interstate
90 Hudson Street                                             Management Corp. (since 1991), both   Bakeries Corp.
Jersey City, NJ 07302                                        private equity investment funds.
(1942)

JULIE A. HILL                          Director since        Owner and CEO of the Hillsdale        Currently serves as
Lord, Abbett & Co. LLC                 2004                  Companies, a business consulting      director of WellPoint
c/o Legal Dept.                                              firm (since 1998); Founder,           Health Networks Inc.;
90 Hudson Street                                             President and Owner of the            Resources Connection
Jersey City, NJ 07302                                        Hiram-Hill and Hillsdale              Inc.; and Holcim (US)
(1946)                                                       Development Companies (1998 -         Inc. (a subsidiary of
                                                             2000).                                Holcim Ltd.).

FRANKLIN W. HOBBS                      Director since 2000   Former Chief Executive Officer of     Currently serves as
Lord, Abbett & Co. LLC                                       Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
c/o Legal Dept.                                              investment bank (January 2002 -       Company.
90 Hudson Street                                             April 2003); Chairman of Warburg
Jersey City, NJ 07302                                        Dillon Read (1999 - 2001); Global
(1947)                                                       Head of Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 - 1999);
                                                             Chief Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

C. ALAN MACDONALD                      Director since 1988   Retired - General Business and        Currently serves as
Lord, Abbett & Co. LLC                                       Governance Consulting (since 1992);   director of H.J. Baker
c/o Legal Dept.                                              formerly President and CEO of         (since 2003).
90 Hudson Street                                             Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF                         Director since 1982   Chairman of Spencer Stuart (U.S.),    Currently serves as
Lord, Abbett & Co. LLC                                       an executive search consulting firm   director of Ace, Ltd.
c/o Legal Dept.                                              (since 1996); President of Spencer    (since 1997) and Hewitt
90 Hudson Street                                             Stuart (1979-1996).                   Associates, Inc.
Jersey City, NJ 07302
(1937)


OFFICERS
None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                      WITH FUND            OF CURRENT POSITION       DURING PAST FIVE YEARS
-------------                      ---------            -------------------       ----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1995           Managing Partner and Chief Executive Officer
(1945)                             Officer and                                    of Lord Abbett (since 1996).
                                   President

ROBERT I. GERBER                   Executive Vice       Elected in 1997           Partner and Director of Taxable Fixed Income
(1954)                             President                                      Management, joined Lord Abbett in 1997.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(1954)                             Officer and Vice                               Lord Abbett in 1999.
                                   President

JAMES BERNAICHE                    Chief Compliance     Elected in 2004           Chief Compliance Officer, joined Lord Abbett
(1956)                             Officer                                        in 2001; formerly Vice President and Chief
                                                                                  Compliance Officer with Credit Suisse Asset
                                                                                  Management.

TRACIE E. AHERN                    Vice President       Elected in 1999           Partner and Director of Portfolio Accounting
(1968)                                                                            and Operations, joined Lord Abbett in 1999.

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and General Counsel, joined Lord
(1957)                             Secretary                                      Abbett in 1997.

ROBERT G. MORRIS                   Vice President       Elected in 1995           Partner and Director of Equity Investments,
(1944)                                                                            joined Lord Abbett in 1997.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(1959)                                                                            joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
(1957)                             Assistant Secretary                            Abbett in 1999.

BERNARD J. GRZELAK                 Treasurer            Elected in 2003           Director of Fund Administration, joined Lord
(1971)                                                                            Abbett in 2003; formerly Vice President,
                                                                                  Lazard Asset Management LLC (2000-2003);
                                                                                  prior thereto Manager of Deloitte & Touche
                                                                                  LLP.



COMMITTEES

The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent public accounting firm and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met three times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Fund; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met two times.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met two times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees for the Fund and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


(1)                        (2)                                         (3)
                           FOR THE FISCAL YEAR ENDED                   FOR YEAR ENDED DECEMBER 31, 2004
                           JUNE 30, 2005 AGGREGATE                     TOTAL COMPENSATION PAID
                           COMPENSATION ACCRUED                        BY THE FUND AND THIRTEEN OTHER
NAME OF DIRECTOR           BY THE FUND (1)                             LORD ABBETT-SPONSORED FUNDS(2)
----------------           ---------------                             ------------------------------
E. Thayer Bigelow                 $    1,220                                  $         128,668
William H.T. Bush                 $    1,182                                  $         127,667
Robert B. Calhoun, Jr.            $    1,112                                  $         139,224
Julie A. Hill                     $    1,177                                  $         121,292
Franklin W. Hobbs                 $    1,005                                  $         128,168
C. Alan MacDonald                 $    1,266                                  $         132,945
Thomas J. Neff                    $      985                                  $         125,668



(1) Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $187, $300, $1,049, $545, $967, $187, and $956, respectively.

(2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2004, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2004. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.



                                                            AGGREGATE DOLLAR RANGE OF
                               DOLLAR RANGE OF EQUITY       EQUITY SECURITIES IN LORD
NAME OF DIRECTOR               SECURITIES IN THE FUND        ABBETT-SPONSORED FUNDS
----------------               ----------------------        ----------------------
Robert S. Dow                        $1 - $10,000                 Over $100,000
E. Thayer Bigelow                    $1 - $10,000                 Over $100,000
William H. T. Bush                   $1 - $10,000                 Over $100,000
Robert B. Calhoun, Jr.               $1 - $10,000                 Over $100,000
Julie A. Hill                        $1 - $10,000                 Over $100,000
Franklin W. Hobbs                    $1 - $10,000                 Over $100,000
C. Alan MacDonald                 $10,001 - $50,000               Over $100,000
Thomas J. Neff                    $10,001 - $50,000               Over $100,000

CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the Partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


The Fund's Class Y shares are currently being offered only to participants in the Lord Abbett 401(k) Profit Sharing Plan. As of October 3, 2005, the following owned 5% or more of each class of the Fund's outstanding shares:



Lord Abbett Profit Sharing Plan             8.16%
William Cohen
38 N. Brook Ln
Irvington, NY 10533

Lord Abbett Profit Sharing Plan             6.57%
Stephen J. McGruder
19 E.80th St. Apt 17B
New York, NY 10021

Lord Abbett Profit Sharing Plan             9.70%
William T. Hudson
40 Lloyd Rd
Bernardsville, NJ 07924

Lord Abbett & Company Profit Sharing Plan   5.76%
C/o Marion Zapolin
90 Hudson St.
Jersey City, NJ 07302


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The following partners of Lord Abbett are also officers of the Fund: Tracie E. Ahern, Joan A. Binstock, Robert I. Gerber, Lawrence H. Kaplan, Robert A. Lee, Robert G. Morris and A. Edward Oberhaus, III. Robert S. Dow is a partner of Lord Abbett and an officer and Director of the Fund. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Brown, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer,
W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Jerald Lanzotti, Richard Larsen, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T.

Smith, Richard Smola, Jerrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.


Under the Management Agreement between Lord Abbett and the Fund, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the portion of the Fund's net assets not in excess of $250,000,000, .45 of 1% of such assets in excess of $250,000,000 but not in excess of $500,000,000 and .40 of 1% of such assets over $500,000,000.


This fee is allocated among the classes based on the classes' proportionate share of such average daily net assets. For the fiscal years ended June 30, 2005, 2004, and 2003 the management fees paid to Lord Abbett amounted to:



              2005                           2004                       2003
          ----------------------------------------------------------------------
          $  1,674,208                   $  1,637,635               $  1,548,664



For the year ending June 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Funds expenses so that the Funds Total Annual Operating Expenses do not exceed an aggregate annual rate of average daily net assets of .70% of Class Y Shares.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions. Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of the Fund.


ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates the Fund's net asset value.


TRANSFER AGENT
DST Systems, Inc. 210 West 10th St. Kansas City, MO 64105, serves as the Fund's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund and must be approved at least annually by the Fund's Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.




                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities.

The Fund usually will not pay brokerage commissions for such purchases, and no brokerage commissions have been paid over the last three fiscal years. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Decisions as to the purchase and sale of portfolio securities are made by Lord Abbett. Normally, the selection is made by traders, who may be officers of the Fund and are also employees of Lord Abbett. They do the trading as well for other accounts--investment companies and other clients--managed by Lord Abbett. They are responsible for obtaining best execution.

The Fund's policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution. This policy governs the selection of dealers. No commitments are made regarding the allocation of brokerage business to or among broker-dealers.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to the Fund.

                                       7.
                                CLASSES OF SHARES

The Fund offers different classes of shares to eligible purchasers. Only Class Y shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board of Directors or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the shareholders will elect directors of the Fund.

                                       8.
                       PURCHASES, REDEMPTIONS AND PRICING

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

Under normal circumstances, we calculate the Fund's net asset value, declare dividends and otherwise are open for business on each day that the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

We attempt to maintain a net asset value of $1.00 per share for all classes for purposes of sales and redemptions, but there is no assurance that we will be able to do so. Our Board of Directors has determined that it is in the best interests of the Fund and its shareholders to value our portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the Act so long as that method fairly reflects the Fund's market-based net asset value. Rule 2a-7, as amended, contains certain maturity, diversification and quality requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company which, like the Fund, holds itself out as a money market fund.

DIVIDENDS. Our net income will be declared as a dividend daily and payable monthly. Net income consists of (1) all interest income and discount earned (including original issue discount and market discount) less (2) a provision for all expenses, including class-specific expenses, plus or minus (3) all short-term realized gains and losses on portfolio assets.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made. We reserve the right to reject or restrict any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 500 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth, and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans, excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:



   Allstate Life Insurance Company                          Morgan Stanley DW, Inc.
   Allstate Life Insurance Company of New York              National Financial Partners
   A.G. Edwards & Sons, Inc.                                Piper Jaffrey & Co.
   B.C. Ziegler and Company                                 Protective Life Insurance Company
   Bodell Overcash Anderson & Co., Inc.                     Prudential Investment Management Services LLC
   Cadaret, Grant & Co., Inc.                               RBC Dain Rauscher
   Citigroup Global Markets, Inc.                           Raymond James & Associates, Inc.

   Edward D. Jones & Co.                                    Raymond James Financial Services, Inc.
   Family Investors Company                                 Sun Life Assurance Company of Canada
   James I. Black & Co.                                     The Travelers Insurance Company
   Legg Mason Wood Walker, Inc.                             The Travelers Life and Annuity Company
   McDonald Investments Inc.                                UBS Financial Services Inc.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated       Wachovia Securities, LLC
       (and/or certain of its affiliates)
   Metlife Securities, Inc.



For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

Thomas J. Neff, an independent director of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.26 billion in revenue in fiscal 2004. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the most recent twelve months, Hewitt Associates LLC received recordkeeping payments totaling less than $100,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at the Fund's net asset value next computed after it is received by the Fund's authorized agent, or if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares. The order will be priced at the Fund's net asset value next computed after it is received by the Fund's authorized agent, or if applicable, the agent's authorized designee.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUND

The Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended. If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends are taxable as ordinary income, regardless of whether they are received in cash or reinvested in Fund shares and regardless of the time you have owned the Fund shares.

Dividends paid by the Fund will not qualify for the dividends received deduction for corporations.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.


You may be subject to a 28% withholding tax on reportable dividends and redemption payments and exchanges "backup withholding"). Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.


The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares on a continuous basis so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                YIELD CALCULATION


Each class calculates its "yield" and "effective yield" based on the number of days in the period for which the calculation is made ("base period"). Each class' "yield" is computed by determining the net change for the base period (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the start of the base period and subtracting this value from the value of the account at the end of the base period and dividing the result by the account's beginning value to come up with a "base period return" which is then multiplied by 365 over the number of days in the base period. "Effective yield" is determined by compounding the "base period return" by adding one, raising the sum to a power equal to 365 divided by the number of days in the base period and subtracting one from the result. An example follows for the seven-day period ended June 30, 2005 of the calculation of both "yield" and "effective yield" for one Class A share: The yield and effective yield calculation below is based on one Class A share because Class Y has less than one year of performance. Class Y shares will have substantially similar yields because the two classes are invested in the same portfolio of securities. Returns for Class Y will differ only to the extent that the classes do not have the same expenses.



Value of hypothetical account with
   exactly one share at beginning of base period                         $   1.000000000

Value of same account at end of base period                              $   1.000461572

Net change in account value                                              $   0.000461572

Base period return (net change in account value
   divided by the beginning account value)                                    0.04615720%

"Yield" [base period return times (365 divided by 7)]                               2.41%

"Effective yield" [(base period return + 1)(TO THE POWER OF 365/7)] - 1             2.44%



On June 30, 2005, the portfolio had a dollar-weighted life to maturity of 17 days.


Publishing the annualized yield for a given period provides investors with a basis for comparing our yield with that of other investment vehicles. However, yields of other investment vehicles may not always be comparable because of different methods of calculating yield. In addition, the safety and yield of the Fund and other money market funds are a function of portfolio quality, portfolio maturity and operating expenses, while the yields on competing bank accounts are established by the bank and their principal is generally insured.

Each class' yield is not fixed. It fluctuates and the annualization of a yield rate is not a representation by the class as to what an investment in the class will actually yield for any given period. Actual yields will depend not only on changes in interest rates on money market instruments during the course of the period in which the investment in the Class is held, but also on such matters as any realized and unrealized gains and losses, changes in the expenses of the Class during the period and on the relative amount of new money coming into the class which has to be invested at a different yield than that represented by existing assets.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett U. S. Government & Government Sponsored Enterprises Money Market Fund, Inc.'s 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon its authority as expert in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:



                                                PORTFOLIO HOLDINGS          PORTFOLIO COMMENTARIES,
                                                       (ITEM #1)*           FACT SHEETS, PERFORMANCE
                                                                            ATTRIBUTION INFORMATION
                                                                            (ITEM #2)*
ABN-AMRO Asset Management                                                            Monthly
ADP Retirement Services                                                              Monthly
AG Edwards                                                                           Monthly
AIG SunAmerica                                                                       Monthly
Allstate Life Insurance Company                                                      Monthly
Alpha Investment Consulting Group LLC                                                Monthly
American Express Retirement Services                                                 Monthly
American United Life Insurance Company                                               Monthly
AMG                                                                                  Monthly
Amivest Capital Management                                                           Monthly
Amvescap Retirement                                                                  Monthly
AON Consulting                                                                       Monthly
Arnerich Massena & Associates, Inc.                  Monthly                         Monthly
Asset Performance Partners                           Monthly                         Monthly
Asset Strategies Portfolio Services, Inc.                                            Monthly
AXA Financial Services                                                               Monthly
Bank of America Corporation                                                          Monthly
Bank of New York                                                                     Monthly
Bank of Oklahoma                                                                     Monthly
Bank One                                                                             Monthly
BC Zeigler                                                                           Monthly
Becker, Burke Associates                             Monthly                         Monthly
Bellweather Consulting                                                               Monthly
Berthel Schutter                                     Monthly                         Monthly
Brown Brothers Harriman                                                              Monthly
Buck Consultants, Inc.                                                               Monthly
Callan Associates Inc.                               Monthly                         Monthly
Cambridge Associates LLC                             Monthly                         Monthly
Cambridge Financial Services                                                         Monthly
Ceridian                                                                             Monthly
Charles Schwab & Co                                                                  Monthly
Chicago Trust Company                                                                Monthly
CIBC Oppenheimer                                                                     Monthly
CitiStreet Retirement Services                                                       Monthly
Clark Consulting                                                                     Monthly
Columbia Funds                                                                       Monthly
Columbia Management Group                                                            Monthly
Columbia Trust Company                                                               Monthly

                                                PORTFOLIO HOLDINGS          PORTFOLIO COMMENTARIES,
                                                       (ITEM #1)*           FACT SHEETS, PERFORMANCE
                                                                            ATTRIBUTION INFORMATION
                                                                            (ITEM #2)*
Concord Advisory Group Ltd.                          Monthly                         Monthly
Consulting Services Group, LP                                                        Monthly
Copic Financial                                                                      Monthly
CPI Qualified Plan Consultants                                                       Monthly
CRA Rogers Casey                                                                     Monthly
Curcio Webb                                          Monthly                         Monthly
D.A. Davidson                                                                        Monthly
Dahab Assoc.                                                                         Monthly
Daily Access                                                                         Monthly
Defined Contribution Advisors, Inc.                                                  Monthly
Delaware Investment Advisors                                                         Monthly
DeMarche Associates, Inc.                            Monthly                         Monthly
DiMeo Schneider & Associates                                                         Monthly
Disabato Associates, Inc.                                                            Monthly
Diversified Investment Advisors, Inc.                                                Monthly
EAI                                                                                  Monthly
Edward Jones                                                                         Monthly
Ennis, Knupp & Associates                                                            Monthly
Federated Investments                                                                Monthly
Fidelity Investment                                                                  Monthly
Fidelity Investments                                                                 Monthly
Fifth Third Bank                                                                     Monthly
First Mercantile Trust Co.                                                           Monthly
FleetBoston Financial Corp.                                                          Monthly
Franklin Templeton                                                                   Monthly
Freedom One Financial Group                          Monthly
Freedom One Investment Advisors                                                      Monthly
Frost Bank                                                                           Monthly
Fuji Investment Management Co., Ltd.                                                 Monthly
Fund Evaluation Group, Inc.                          Monthly                         Monthly
Goldman Sachs                                                                        Monthly
Great West Life and Annuity Insurance Company                                        Monthly
Greenwich Associates                                                                 Monthly
Guardian Life Insurance                                                              Monthly
Hartford Life Insurance Company                                                      Monthly
Hartland & Co.                                       Monthly                         Monthly
Hewitt Associates LLC                                Monthly
Hewitt Financial Services, LLC                                                       Monthly
Hewitt Investment Group                              Monthly                         Monthly
Highland Consulting Associates, Inc.                                                 Monthly
Holbien Associates, Inc.                                                             Monthly
Horace Mann Life Insurance Company                                                   Monthly
HSBC                                                                                 Monthly
ICMA Retirement Corp.                                                                Monthly
ING                                                                                  Monthly

                                                PORTFOLIO HOLDINGS          PORTFOLIO COMMENTARIES,
                                                       (ITEM #1)*           FACT SHEETS, PERFORMANCE
                                                                            ATTRIBUTION INFORMATION
                                                                            (ITEM #2)*
Intuit                                                                               Monthly
INVESCO Retirement Services                                                          Monthly
Invesmart                                                                            Monthly
Investment Consulting Services, LLC                                                  Monthly
Invivia                                                                              Monthly
Irish Life Inter. Managers                           Monthly
Janney Montgomery Scott LLC                                                          Monthly
Jefferson National Life Insurance Company                                            Monthly
Jeffrey Slocum & Associates, Inc.                    Monthly                         Monthly
JP Morgan Consulting                                                                 Monthly
JP Morgan Fleming Asset Management                                                   Monthly
JP Morgan Investment Management                                                      Monthly
LCG Associates, Inc.                                                                 Monthly
Legacy Strategic Asset Mgmt. Co.                                                     Monthly
Legg Mason                                                                           Monthly
Lincoln Financial                                                                    Monthly
LPL Financial Services                                                               Monthly
Manulife Financial                                                                   Monthly
Marco Consulting Group                                                               Monthly
Marquette Associates, Inc.                           Monthly                         Monthly
MassMutual Financial Group                                                           Monthly
McDonald                                                                             Monthly
Meketa Investment Group                                                              Monthly
Mellon Employee Benefit Solutions                                                    Monthly
Mellon Human Resources & Investor Solutions                                          Monthly
Mercer HR Services                                                                   Monthly
Mercer Investment Consulting                                                         Monthly
Merrill Lynch                                                                        Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.          Monthly
MetLife                                                                              Monthly
MetLife Investors                                                                    Monthly
MFS Retirement Services, Inc.                                                        Monthly
MFS/Sun Life Financial Distributors, Inc.                                            Monthly
(MFSLF)
Midland National Life                                                                Monthly
Milliman & Robertson Inc.                                                            Monthly
Minnesota Life Insurance Company                                                     Monthly
ML Benefits & Investment Solutions                                                   Monthly
Monroe Vos Consulting Group, Inc.                                                    Monthly
Morgan Keegan                                                                        Monthly
Morgan Stanley Dean Witter                                                           Monthly
MorganStanley                                                                        Monthly
Morningstar Associates, Inc.                                                         Monthly
National City Bank                                                                   Monthly

                                                PORTFOLIO HOLDINGS          PORTFOLIO COMMENTARIES,
                                                       (ITEM #1)*           FACT SHEETS, PERFORMANCE
                                                                            ATTRIBUTION INFORMATION
                                                                            (ITEM #2)*
Nationwide Financial                                                                 Monthly
NCCI Holdings, Inc.                                                                  Monthly
New England Pension Consultants                       Monthly                        Monthly
Newkirk Products, Inc.                                Monthly
New York Life Investment Management                                                  Monthly
Nordstrom Pension Consulting (NPC)                                                   Monthly
NY Life Insurance Company                                                            Monthly
Oxford Associates                                                                    Monthly
Palmer & Cay Investment Services                                                     Monthly
Paul L. Nelson & Associates                                                          Monthly
Peirce Park Group                                                                    Monthly
Pension Consultants, Inc.                                                            Monthly
PFE Group                                                                            Monthly
PFM Group                                                                            Monthly
PFPC, Inc.                                                                           Monthly
Phoenix Life Insurance Company                                                       Monthly
Piper Jaffray/ USBancorp                                                             Monthly
Planco                                                Monthly
PNC Advisors                                                                         Monthly
Portfolio Evaluations, Inc.                                                          Monthly
Prime, Buchholz & Associates, Inc.                                                   Monthly
Protective Life Corporation                                                          Monthly
Prudential Financial                                                                 Monthly
Prudential Investments                                                               Monthly
Prudential Securities, Inc.                                                          Monthly
Putnam Fiduciary Trust Company                        Monthly
Putnam Investments                                                                   Monthly
Quant Consulting                                                                     Monthly
R.V. Kuhns & Associates, Inc.                                                        Monthly
Raymond James Financial                                                              Monthly
RBC Dain Rauscher                                                                    Monthly
Rocaton Investment Advisors, LLC                                                     Monthly
Ron Blue & Co.                                                                       Monthly
Roszel Advisors, LLC (MLIG)                                                          Monthly
Schwab Corporate Services                             Monthly
Scudder Investments                                                                  Monthly
Segal Advisors                                                                       Monthly
SEI Investment                                                                       Monthly
Shields Associates                                                                   Monthly
Smith Barney                                                                         Monthly
Spagnola-Cosack, Inc.                                                                Monthly
Standard & Poor's                                                                    Monthly
Stanton Group                                                                        Monthly
Stearne, Agee & Leach                                                                Monthly
Stephen's, Inc.                                                                      Monthly

                                                PORTFOLIO HOLDINGS          PORTFOLIO COMMENTARIES,
                                                       (ITEM #1)*           FACT SHEETS, PERFORMANCE
                                                                            ATTRIBUTION INFORMATION
                                                                            (ITEM #2)*
Stifel Nicolaus                                                                      Monthly
Strategic Advisers, Inc.                              Monthly
Strategic Investment Solutions                                                       Monthly
Stratford Advisory Group, Inc.                        Monthly                        Monthly
Summit Strategies Group                                                              Monthly
T. Rowe Price Associates, Inc.                                                       Monthly
TD Asset Management                                                                  Monthly
The 401k Company                                                                     Monthly
The Carmack Group, Inc.                                                              Monthly
The Managers Fund                                                                    Monthly
The Manufacturers Life Ins. Co.                       Monthly
The Vanguard Group                                                                   Monthly
Towers Perrin                                                                        Monthly
Transamerica Retirement Services                                                     Monthly
Travelers Life & Annuity Company                                                     Monthly
UBS- Prime Consulting Group                                                          Monthly
UMB                                                                                  Monthly
Union Bank of California                                                             Monthly
US Bank                                                                              Monthly
USI Retirement                                                                       Monthly
Valic                                                                                Monthly
Vanguard                                                                             Monthly
Victory Capital Management                                                           Monthly
Vestek Systems, Inc.                                  Monthly
Wachovia Bank                                                                        Monthly
Watson Wyatt Worldwide                                Monthly                        Monthly
Welch Hornsby                                                                        Monthly
Wells Fargo                                                                          Monthly
William M. Mercer Consulting Inc.                                                    Monthly
Wilshire Associates Incorporated                                                     Monthly
Wurts & Associates                                    Monthly                        Monthly
Wyatt Investment Consulting, Inc.                                                    Monthly
Yanni Partners                                                                       Monthly

                                   APPENDIX B


                        COMMERCIAL PAPER AND BOND RATINGS

Commercial Paper Ratings

The rating A-1+ is the highest commercial paper rating assigned by Standard & Poor's Corporation ("S&P"). Paper rated A-1 has the following characteristics:

Liquidity ratio is adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to diverse channels of borrowing; core earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are sound. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - Bonds rated AA differ from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC-C - Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D - Obligations rated 'D' are in payment default. The 'D' rating category is used when interest payments on an oblIGAtion are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 22.   Exhibits

  (a) Articles of Restatement incorporated by reference to Post-Effective Amendment No. 24 filed on October 28, 1998.
        Articles Supplementary to Articles of Incorporation dated August 19, 2002 and Articles of Amendment to Articles of Incorporation dated September 19, 2003. Incorporated by reference to Post-Effective Amendment No. 30 filed on October 27, 2003.
        Articles Supplementary to Articles of Incorporation dated August 11, 2004 (Class Y) incorporated by reference to Post-Effective Amendment No. 31 filed August 19, 2004.

  (b) BY-LAWS. Amended and Restated By-Laws (dated 4/20/2004) incorporated by reference to Post-Effective Amendment No. 31 filed on August 19, 2004.

  (c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

  (d) INVESTMENT ADVISORY CONTRACTS, MANAGEMENT AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 23 filed on October 31, 1997.

  (e) UNDERWRITING CONTRACTS. Distribution Agreement incorporated by reference to Post-Effective Amendment No. 27 filed on October 31, 2000.

  (f) BONUS OR PROFIT SHARING CONTRACTS. EQUITY BASED PLANS FOR NON-INTERESTED PERSON DIRECTORS AND TRUSTEES OF LORD ABBETT FUNDS AS AMENDED AND RESTATED AS OF JUNE 19, 2000. Incorporated by reference to Post-Effective Amendment No. 28 filed on October 30, 2001.

  (g) CUSTODIAN AGREEMENTS. Incorporated by reference to Post-Effective Amendment No. 29 filed on October 29, 2002.

  (h)   OTHER MATERIAL CONTRACTS.

        (i) Administrative Services Agreement Incorporated by reference to Post-Effective Amendment No. 30 filed on October 27, 2003.
        (ii) TRANSFER AGENCY AGREEMENT. Incorporated by reference to Post-Effective Amendment No.33 filed on November 1, 2004.
        (iii) Expense Reimbursement Agreement, filed herein

  (i) LEGAL OPINION. Consent of Wilmer Cutler Pickering Hale and Dorr LLP. Filed herein.

  (j)   OTHER OPINION. Consent of Deloitte & Touche, LLP. Filed herein.

  (k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to Registrant's 2004 Annual Report filed on Form N-CSR on September 9, 2004.

  (l)   INITIAL CAPITAL AGREEMENTS. Not applicable.

  (m) RULE 12b-1 PLAN. (i) Rule 12b-1 Class A Plan and Rule 12b-1 Class B Plan incorporated by reference to Post-Effective Amendment No. 27 filed on October 31, 2000; (ii) Rule 12b-1 Class C

        Plan incorporated by reference to Post-Effective Amendment No. 29 filed on October 29, 2002.

  (n) RULE 18f-3 PLAN. (i) Plan as of October 1, 2004, incorporated by reference to Post-Effective Amendment No. 33, filed on November 1, 2004.

                 (i)(i) Plan as of November 1, 2004, incorporated by reference to Post-Effective Amendment No. 33, filed on November 1, 2004.

  (o)   RESERVED.

  (p) CODE OF ETHICS. Incorporated by reference to Post-Effective Amendment No. 30 filed on October 27, 2003.

Item 23.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None.

Item 24.   INDEMNIFICATION

        Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers ("Section 2-418").

        The general effect of Section 2-418 is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with Registrant. It provides for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by Section 2-418 and by the provisions of Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980. In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 and
        Section 17(h) of the 1940 Act, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of Section 17(h) if the condition or limitation imposed by
        Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 25.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)     Adviser - Lord, Abbett & Co. LLC

        Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

(b)     Partners

        The following are partners of Lord, Abbett & Co. LLC. Tracie E. Ahern, Joan A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert Dow, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Larry H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas
        B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jerrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

        The principal business address of each of these persons is c/o the Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

        None of the partners is or has been engaged in any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for his/her own account or in the capacity of director, officer employee, partner or trustee.

Item 26.      PRINCIPAL UNDERWRITER

        (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

              Lord Abbett Affiliated Fund, Inc.
              Lord Abbett Blend Trust
              Lord Abbett Bond-Debenture Fund, Inc.
              Lord Abbett Developing Growth Fund, Inc.
              Lord Abbett Global Fund, Inc.
              Lord Abbett Investment Trust
              Lord Abbett Large-Cap Growth Fund
              Lord Abbett Mid-Cap Value Fund, Inc.
              Lord Abbett Research Fund, Inc.
              Lord Abbett Securities Trust
              Lord Abbett Series Fund, Inc.
              Lord Abbett Municipal Income Fund, Inc.
              Lord Abbett Municipal Income Trust


        (b)

        Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord, Abbett Distributor LLC are:

              NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH    POSITIONS AND OFFICES
              BUSINESS ADDRESS *   LORD ABBETT DISTRIBUTOR LLC   WITH REGISTRANT
              ------------------   ---------------------------   ---------------
              Robert S. Dow        Chief Executive Officer       Chairman and President
              Lawrence H. Kaplan   General Counsel               Vice President & Secretary
              Marion Zapolin       Chief Financial Officer       Not Applicable
              John K. Forst        Deputy General Counsel        Vice President & Assistant
                                                                         Secretary
              James W. Bernaiche   Chief Compliance Officer

              *  Each Officer has a principal business address of:
                 90 Hudson Street, Jersey City, New Jersey 07302

        (c)   Not applicable

Item 27.   LOCATION OF ACCOUNTS AND RECORDS

           Registrant maintains the records, required by Rules 31a - 1(a) and
           (b), and 31a - 2(a) at its main office.

           Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

           Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 28.   MANAGEMENT SERVICES

           None

Item 29.   UNDERTAKINGS

           Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

           Registrant undertakes, if requested to do so by the holders of at least 10% of Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act, as amended.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and had duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 27th day of October, 2005.


                                 LORD ABBETT U.S. GOVERNMENT &
                                 GOVERNMENT SPONSORED ENTERPRISES MONEY
                                 MARKET FUND, INC.


                               BY:    /s/Christina T. Simmons
                                      -----------------------
                                      Christina T. Simmons
                                      Vice President & Assistant Secretary


                               BY:    /s/Joan A. Binstock
                                      ----------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                      TITLE                    DATE
----------                      -----                    ----
                                Chairman, President
Robert S. Dow *                 and Director             October 27, 2005
---------------
Robert S. Dow

E. Thayer Bigelow *             Director                 October 27, 2005
-------------------
E. Thayer Bigelow

William H. T. Bush*             Director                 October 27, 2005
-------------------
William H. T. Bush

Robert B. Calhoun, Jr.*         Director                 October 27, 2005
-----------------------
Robert B. Calhoun, Jr.

Julie A. Hill*                  Director                 October 27, 2005
---------------
Julie A. Hill

Franklin W. Hobbs*              Director                 October 27, 2005
------------------
Franklin W. Hobbs

C. Alan MacDonald*              Director                 October 27, 2005
------------------
C. Alan MacDonald

Thomas J. Neff*                 Director                 October 27, 2005
--------------
Thomas J. Neff

* By   /s/ Christina T. Simmons
       ------------------------
       Christina T. Simmons
       Attorney - in - Fact*

                                POWER OF ATTORNEY

         Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                               TITLE                 DATE
                                 Chairman, President
/s/Robert S. Dow                 and Director/Trustee     April 19, 2005
----------------
Robert S. Dow


/s/ E. Thayer Bigelow            Director/Trustee         April 29, 2005
---------------------
E. Thayer Bigelow


/s/ William H. T. Bush           Director/Trustee         April 19, 2005
----------------------
William H. T. Bush


/s/ Robert B. Calhoun, Jr.       Director/Trustee         April 19, 2005
--------------------------
Robert B. Calhoun, Jr.


/s/ Julie A. Hill                Director/Trustee         April 19, 2005
-----------------
Julie A. Hill


/s/ Franklin W. Hobbs            Director/Trustee         April 19, 2005
---------------------
Franklin W. Hobbs


/s/ C. Alan Macdonald            Director/Trustee         April 19, 2005
---------------------
C. Alan MacDonald


/s/ Thomas J. Neff               Director/Trustee         April 19, 2005
------------------
Thomas J. Neff

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Municipal Income Fund, Inc.

                       Lord Abbett Municipal Income Trust

         Lord Abbett U.S. Government & Government Sponsored Enterprises
                             Money Market Fund, Inc.